Exhibit 99.2
Bakken Shale Acquisition Supplemental data

Bakken Shale Acquisition Facts

- ~85,800 net acres - concentrated position with many large contiguous blocks
- 95% average working interest on leases with ~21% average royalty
- Three 9,000 ft lateral wells per 2 square mile spacing unit per formation – Middle Bakken & Three Forks
- We estimate 23 MMboe proved reserves - current production of 3,300 boe per day of net oil production from 24 existing wells
- We estimate 185 MMboe in total net reserves potential
- Initial assumed IP rate (30 day average) ~900 barrels per day
- Initial typical well EUR 625-725 Mboe per well
- $7.5MM to $8MM estimated average well cost – approximately10 wells drilled annually per rig – plan 4 rigs in 2011 & 6 rigs in 2012

© 2010 The Williams Companies, Inc. All rights reserved.
Bakken Acquisition Facts |November 15th, 2010 | 2

Bakken Shale acquisition 3 Bakken Acquisition Facts |November 15th, 2010 |

Forward-looking statements Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as "anticipates," "believes," "seeks," "could," "may," "should," "continues," "estimates," "expects," "forecasts," "intends," "might," "goals," "objectives," "targets," "planned," "potential," "projects," "scheduled," "will" or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding: Amounts and nature of future capital expenditures; Expansion and growth of our business and operations; Financial condition and liquidity; Business strategy; Estimates of proved gas and oil reserves; Reserve potential; Development drilling potential; Cash flow from operations or results of operations; Seasonality of certain business segments; and Natural gas and natural gas liquids prices and demand. Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this presentation. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following: Availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital; Inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers); The strength and financial resources of our competitors; Development of alternative energy sources; The impact of operational and development hazards; Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation, and rate proceedings; 4 Bakken Acquisition Facts |November 15th, 2010 |

Forward-looking statements (continued) Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans; Changes in maintenance and construction costs; Changes in the current geopolitical situation; Our exposure to the credit risk of our customers; Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit; Risks associated with future weather conditions; Acts of terrorism; and Additional risks described in our filings with the Securities and Exchange Commission ("SEC"). Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on Feb. 26, 2010, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com. 5 Bakken Acquisition Facts |November 15th, 2010 |

Oil and gas reserves and resource potential disclaimer The SEC requires oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible - from a given date forward, from known reservoirs, under existing economic condition, operating methods , and governmental regulations. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We may elect to use in this presentation, but not in our Annual Report on Form 10-K, "probable" reserves and "possible" reserves, excluding their valuation. The SEC defines "probable" reserves as "those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered." The SEC defines "possible" reserves as "those additional reserves that are less certain to be recovered than probable reserves." Williams has applied these definitions in estimating probable and possible reserves. Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC's latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in Williams' Annual Report on Form 10-K for the fiscal year ended December 31, 2009, available from Williams at One Williams Center, Tulsa, OK 74172 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC- 0330 or from the SEC's website at www.sec.gov. The SEC's rules prohibit us from including in filings with the SEC estimates of resources. Our resource estimations include estimates of hydrocarbon quantities for (i) new areas for which we do not have sufficient information to date to classify as proved, probable or even possible reserves and (ii) other areas to take into account the low level of certainty of recovery of the resources. Resource estimates do not take into account the certainty of resource recovery and are therefore not indicative of the expected future recovery and should not be relied upon. Resource estimates might never be recovered and are contingent on exploration success, technical improvements in drilling access, commerciality and other factors. 6 Bakken Acquisition Facts |November 15th, 2010 |